Goodwill	12 Months Ended
Dec. 27, 2014
Goodwill [Abstract]
Goodwill [Text Block]
Note 10: Goodwill
Goodwill activity for each period was as follows:

(In Millions)	Dec 28, 2013	Acquisitions	Currency Exchange and Other	Dec 27, 2014
Client Computing Group	$3,689	$19	$—	$3,708
Data Center Group	1,969	407	—	2,376
Internet of Things Group	428	—	—	428
Software and services operating segments	4,409	41	(214)	4,236
All other	18	113	(18)	113
Total	$10,513	$580	$(232)	$10,861

(In Millions)	Dec 29, 2012	Acquisitions	Currency Exchange and Other	Dec 28, 2013
Client Computing Group	$3,456	$233	$—	$3,689
Data Center Group	1,955	14	—	1,969
Internet of Things Group	428	—	—	428
Software and services operating segments	3,853	504	52	4,409
All other	18	—	—	18
Total	$9,710	$751	$52	$10,513

During the first quarter of 2015, we combined the PC Client Group and Mobile and Communications Group to create the Client Computing Group (CCG). All prior-period amounts have been retrospectively adjusted to reflect our new organizational structure. For further information, see "Note 26: Operating Segments and Geographic Information."
During the fourth quarters of 2014, 2013, and 2012, we completed our annual impairment assessments and we concluded that goodwill was not impaired in any of these years. The accumulated impairment losses as of December 27, 2014 were $719 million: $365 million associated with CCG, $275 million associated with Data Center Group, and $79 million associated with Internet of Things Group.